Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 1998


                                   ----------

                              SCANTEK MEDICAL INC.
             (Exact name of registrant as specified in its charter)


Delaware                            000-27592                   84-1090126
(State or other              Commission File Number          (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation or
organization)


321 Palmer Road, Denville, New Jersey          07834
(Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code: (973)366-5250


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events

By agreement dated as of May 15, 1998 (the "Settlement Agreement"), Scantek Medical, Inc. (the "Company") amended the License Agreement, as defined below, with its exclusive licensee, HumaScan, Inc. ("HumaScan"), pursuant to which agreement HumaScan has the exclusive rights to manufacture and distribute the Company's adjunctive breast disease screening device in the U.S. and Canada.

The Settlement Agreement resolved certain matters which were the subject of mediation between the Company and HumaScan, Inc. and provide both the Company and HumaScan with a package of financial adjustments and other benefits. The Settlement Agreement gives HumaScan some additional time and financing to pursue its marketing and distribution of the 'BreastAlert' product, while increasing the Company's interest in HumaScan.

Pursuant to the Settlement Agreement, during the first two years of royalty payments, the minimum payments by HumaScan to the Company of $150,000 and $300,000 will not be required and, while the royalty payments due to the Company ranging from 3% to 10% remain unchanged, the Company will credit 50% of the earned royalty payments up to $550,000. The parties also agreed to certain adjustments with respect to the third year minimum royalty payment upon occurrence of certain events.

In addition, the Company requested certain language changes to the License Agreement and received 400,000 warrants to purchase shares of HumaScan common stock at $4.725 per share in exchange for reducing by $375,000 certain licensing fees due by early 1999, and other payment adjustments. The warrants vest over a ten month period and are exercisable for five (5) years from vesting.

The foregoing is a general summary of the Settlement Agreement and does not purport to be a complete description of such amendments. Reference is made to the Settlement Agreement, which has been filed as an exhibit to this report. Reference is also made to the "License Agreement" which consists of (i) the Second Amended License Agreement, dated as of October 20, 1995 (which amended and restated the prior license agreements between the parties) and (ii) the extension to the Second Amended License Agreement, dated April 29, 1996, both as filed as exhibits to the Company's Form 10-SB dated May 14, 1996, and (iii) the Further Amendment to the Second Amended License Agreement, filed May 31, 1996, as filed as an exhibit to the Company's Form 10-SB/A-1, filed July 13, 1996.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

     10.1 Settlement Agreement between Scantek Medical, Inc. and HumaScan, Inc., dated as of May 15, 1998.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        SCANTEK MEDICAL INC.

                                   By:  /s/ Patricia B. Furness
                                        ---------------------------------------
                                        Patricia B. Furness, Vice President

                                 Date:  May 27, 1998

                                  Exhibit Index

     10.1 Settlement Agreement between Scantek Medical, Inc. and HumaScan, Inc., dated as of May 15, 1998.